SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 31, 2008, Thornburg Mortgage Inc., (the “Company”) entered into an amendment to the Amended and Restated Management Agreement, dated as of July 1, 2004 (the “Management Agreement”), by and between the Company and Thornburg Mortgage Advisory Corporation (the “Manager”), whereby the Company and Manager (i) agreed that the financing transaction completed by the Company on March 31, 2008, as described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 2, 2008, would not constitute an “Acquisition Event” within the meaning of the Management Agreement and (ii) acknowledged and agreed that they would abide by the limitations on payment of the Manager’s Incentive Fees as required by the Override Agreement, which is described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Commission on March 19, 2008 and filed as an exhibit thereto (the “Management Agreement Amendment”).

The description of the terms and the conditions of the Management Agreement Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Management Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On April 1, 2008, the Company entered into an amendment to the Shareholders Rights Agreement, dated as of January 21, 2001, by and between the Company and Mellon Investor Services LLC, as amended by the Agreement of Substitution and Amendment of Shareholder Rights Agreement, dated as of May 9, 2002, by and between the Company and American Stock Transfer and Trust Company, as rights agent (the “Rights Agent”), (collectively the “Shareholder Rights Agreement”) by and between the Company and the Rights Agent to redefine the expiration date of the Shareholder Rights Agreement, such that the Shareholder Rights Agreement will terminate as of the close of business on April 2, 2008.

Item 1.02.	Termination of a Material Definitive Agreement

The information provided in Item 1.01 of this Current Report on Form 8-K with respect to the Shareholder Rights Agreement is incorporated herein by reference. The Company entered into an amendment to the Shareholder Rights Agreement terminating it as of the close of business on April 2, 2008.

Item 3.03.	Material Modification to Rights of Security Holders

The information provided in Item 1.01 of this Current Report on Form 8-K with respect to the Shareholder Rights Agreement is incorporated herein by reference. The Company entered into an amendment to the Shareholder Rights Agreement terminating it as of the close of business on April 2, 2008.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2008, the Company filed Articles Supplementary to its Articles of Incorporation with the State Department of Assessments and Taxation of the State of Maryland. The Articles Supplementary reclassified and designated 22,000 authorized but unissued shares of Series B Cumulative Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), 705,000 authorized but unissued shares of 8.00% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”), 1,000,000 authorized but unissued shares of Series D Adjusting Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), 3,000,000 authorized but unissued shares of 7.50% Series E Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series E Preferred Stock”), and 63,000 authorized but unissued shares of 10% Series F Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series F Preferred Stock”), as shares of common stock of the Company, par value $0.01 per share.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
3.1	Articles Supplementary relating to the reclassification of authorized but unissued Preferred Stock, dated March 28, 2008.

4.1	Amendment to Shareholder Rights Agreement, dated April 1, 2008.

10.1	Amendment to Management Agreement, dated March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: April 2, 2008	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
3.1	Articles Supplementary relating to the reclassification of authorized but unissued Preferred Stock, dated March 28, 2008.

4.1	Amendment to Shareholder Rights Agreement, dated April 1, 2008.

10.1	Amendment to Management Agreement, dated March 31, 2008.